Exhibit 24.1

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Wayne W. Murdy, Bruce D. Hansen, Britt D. Banks and W. Durand Eppler, each of them acting individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Newmont Mining Corporation (the "Corporation") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, including, without limitation, the power and authority to sign his or her name in any and all capacities (including his capacity as a Director and/or Officer of the Corporation) to (i) the Registration Statement on Form S-3 or such other form as may be appropriate and any amendments thereto (including post-effective amendments) registering the issuance from time to time pursuant to Rule 415 of securities of the Corporation with an aggregate offering price of up to $500 million, and (ii) any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 19th day of March, 2002.


Signature                           Title


                                    Director
------------------------------
     Glen A. Barton

/s/ Vincent A. Calarco              Director
------------------------------
     Vincent A. Calarco

/s/ Ronald C. Cambre                Director
------------------------------
     Ronald C. Cambre

/s/ James T. Curry, Jr.             Director
------------------------------
     James T. Curry, Jr.

/s/ Joseph P. Flannery              Director
------------------------------
     Joseph P. Flannery

/s/ M. Craig Haase                  Director
------------------------------
     M. Craig Haase

/s/ Michael S. Hamson               Director
------------------------------
     Michael S. Hamson

                                    Director
------------------------------
     Leo I. Higdon, Jr.

/s/ Pierre Lassonde                 Director
------------------------------
     Pierre Lassonde

/s/ Robert J. Miller                Director
------------------------------
     Robert J. Miller

/s/ Wayne W. Murdy                  Chairman of the Board and Chief
------------------------------      Executive Officer
     Wayne W. Murdy                 (Principal Executive Officer)

/s/ Robin A. Plumbridge             Director
------------------------------
     Robin A. Plumbridge

/s/ John B. Prescott                Director
------------------------------
     John B. Prescott

/s/ Moeen A. Qureshi                Director
------------------------------
     Moeen A. Qureshi

/s/ Michael K. Reilly               Director
------------------------------
     Michael K. Reilly

/s/ Seymour Schulich                Director
------------------------------
     Seymour Schulich

/s/ James V. Taranik                Director
------------------------------
     James V. Taranik

                                    Senior Vice President and Chief
------------------------------      Financial Officer
     Bruce D. Hansen                (Principal Financial Officer)


------------------------------      Vice President and Controller
     Linda K. Wheeler               (Principal Accounting Officer)